THOUGHTFUL (THAILAND) CO., LTD.

The Special Purpose Of

the Financial Statement

For the year end 31 December 2021

and

Auditor report

1

INDEPENDENT AUDITOR'S REPORT

To The shareholders of THOUGHTFUL (THAILAND) CO., LTD.

Opinion

We have audited the special purpose of the financial statements of THOUGHTFUL (THAILAND) CO., LTD., which comprise the statement of financial position as at December 31, 2021, the statement of income, and statement of changes in equity and cash flow statement for the year ended, and notes to the financial statements, including a summary of significant accounting policies.

In our opinion, the accompanying the special purpose of financial statements present fairly, in all material respects, the financial position of the THOUGHTFUL (THAILAND) CO., LTD., as at December 31, 2021, and its financial performance for the year ended in accordance with Thai Financial Reporting Standards for Non - Publicly Accountable Entities( TFRS for Non- Publicly Accountable Entities : NPAEs ).

Basis for Opinion

We conducted our audit in accordance with Thai Standards on Auditing ("TSAs") and US generally accepted auditing standard. Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Company in accordance with the Federation of Accounting Professions under the Royal Patronage of his Majesty the King's Code of Ethics for Professional Accountants together with the ethical requirements that are relevant to our audit of the financial statements, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Other information

The special purpose of the financial statements have been prepared for the specific purposes of management.

This the special purpose of the financial statements are presented in US dollars convert from Thai Baht which is the Company's functional currency.

Responsibilities of Management for the special purpose of the Financial Statements

Management is responsible for the preparation and fair presentation of the special purpose of the financial statements in accordance with Thai Financial Reporting Standards for Non - Publicly Accountable Entities, and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the special purpose of the financial statements, management is responsible for assessing the Company's ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless management either intends to liquidate the Company or to cease operations, or has no realistic alternative but to do so.

Auditor's Responsibilities for the Audit of the special purpose of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the special purpose of the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with Thai Standards on Auditing will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in theaggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these special purpose of the financial statements.

As part of an audit in accordance with Standards on Auditing, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

•	Identify and assess the risks of material misstatement of the special purpose of the financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by management.
•	Conclude on the appropriateness of management's use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company's ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditor's report to the related disclosures in the financial statements or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditor's report. However, future events or conditions may cause the Company to cease to continue as a gomg concern.
•	Evaluate the overall presentation, structure and content of the fmancial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

We communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

/s/ Benjamas Bunnasitrat

Miss Benjamas Bunnasitrat

Certified Public Accountant (Thailand)

Registration No. 9221

56/138 Theparek road, Bangplee, Samutprakarn.

Date 30 August 2022

We conducted our audit in accordance with Thai Standards on Auditing ("TSAs") and US generally accepted auditing standards. Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Company in accordance with the Federation of Accounting Professions under the Royal Patronage of his Majesty the King's Code of Ethics for Professional Accountants together with the ethical requirements that are relevant to our audit of the financial statements, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

2

THOUGHTFUL (THAILAND) CO., LTD.

STATEMENTS OF FINANCIAL POSITION

AS AT DECEMBER 31, 2021

		2021	2020
Assets	Notes
Cash and cash equivalents		14,672.11	53,130.02
Account receivable and others receivable	4	129,231.91	180,629.23
Total current assets		143,904.02	233,759.25
Non-current assets
Equipment	5	3,998.32	5,838.95
Deposit		3,137.13	8,567.87
Other non - current assets		84,804.13	87,940.12
Total non - current assets		91,939.58	102,346.94
Total assets		235,843.60	336,106.19
Liabilities and Shareholders' equity
Current liabilities
Accounts payable and others payables	6	11,233.75	14,785.69
Total current liabilities		11,233.75	14,785.69
Non - current liabilities
Long - term loans	7	485,482.32	515,671.16
Total non - current liabilities		485,482.32	515,671.16
Total liabilities		496,716.07	530,456.85
Shareholders' equity
Share capital		59,536.39	66,210.26
Retained earnings (Deficit)		(320,408.86)	(260,560.92)
Total shareholders' equity		(260,872.47)	(194,350.66)
Total liabilities and shareholders' equity		235,843.60	336,106.19

3

THOUGHTFUL (THAILAND) CO., LTD.

STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2021

	2021	2020
Revenue
Revenue from services	232,183.91	558,730.65
Other revenues	493.60	1,980.33
Total	232,677.51	560,710.98
Expense
Cost of services	159,022.28	430,451.27
Administrative expenses	158,395.16	283,946.20
Total	317,417.44	714,397.47
Net profit (loss)	(84,739.93)	(153,686.49)

4

THOUGHTFUL (THAILAND) CO., LTD.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2021

	Issued and paid-up share capital	Retained earnings (deficit)	Total
Balance as at December 31, 2019	66,210.26	(106,874.43)	(40,664.17)
Profit for the period	—	(153,686.49)	(153,686.49)
Balance as at December 31, 2020	66,210.26	(260,560.92)	(194,350.66)
Balance as at December 31, 2020	59,536.39	(235,668.93)	(176,132.54)
Profit for the period	—	(84,739.93)	(84,739.93)
Balance as at December 31, 2021	59,536.39	(320,408.86)	(260,872.47)

5

THOUGHTFUL (THAILAND) CO., LTD.

CASH FLOW STATEMENT

FOR THE YEARS ENDED DECEMBER 31, 2021

Cash flows from operating activities	2021
Profit(loss)	(84,739.93)
Adjustments to reconcile Profit(loss) to net cash
Depreciation and amortisation	2,355.42
Operating assets (increase) decrease
Trade and other receivables	51,397.32
Other non-current assets
Operating liabilities increase (decrease)	8,566.73
Trade and other payables	(3,551.94)
Net cash from operating activities	(25,972.40)
Cash flows from investing activities
Cash paid for payable for purchase of equipment	(1,244.44)
Net cash used in investing activities	(1,244.44)
Cash flows from financing activities
Increase (decrease) in long-term loan	(30,188.84)
Net cash used in financing activities	(30,188.84)
Decrease in translation adjustment	18,947.77
Net decrease in cash and cash equivalents	(38,457.91)
Cash and cash equivalents at beginning of period	53,130.02
Cash and cash equivalents at end of period	14,672.11

6

THOUGHTFUL (THAILAND) CO., LTD.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2021

These notes form an integral part of the finanacial statement.

1. GENERAL INFORMATION

The Company was registered as a juristic person dated on September 2, 2014. Registration No. 0105557128041. Head office was located on No. 8 Soi Sukhumvit 40, Sukhumvit Rd, Khwaeng Phra Khanong, Khet Khlong Toei, Bangkok.

The principle businesses of the Company is the advertising agency of the digital video and the business of publishing production and promote the video online and support the Thai enterprises in the market both in Thailand and abroad.

2. THE SPECIAL PURPOSE OF THE FINANCIAL STATEMENTS PREPARATION BASIS

2.1 These the special purpose of the financial statements have been presented based on accordance with the notification of the Department of Business Developmendated on September 28, 2011 regarding to the abbreviated items which must be shown in the financial statements B.E. 2554 presentfor the objective of reporting for domestic use and writing in Thai.

The financial statements have been prepared in accordance with the Financial Reporting Standard for Non - Publicly Accountable Entities ( TFRS for Non-Publicly Accountable Entities : NPAEs ), which has been approved in the 20th (1/2554) Meeting of Accounting Professional Governance Committee on March 10, 2011.

Preparation of the special purpose of the financial statements in conformity with Financial Reporting Standard for

Non - Publicly Accountable Entities requires the company to make estimates and assumptions that affect the policies stipulation and reported amounts of revenues,assets, liabilities, and expenses. The estimates and assumptions from the past experiences and other factors affecting operating result and financial position of company as a result of World economic crisis may differ from actual results.

Estimates and assumptions for preparation of the special purpose of financial statements will be continuously reviewed, changes of estimates will recognize in the period which estimate is reviewed if effect only in that period. If the change in estimated effect to the period which estimated is reviewed and in the future, this will recognize in the present and future periods.

2.2 Functional and presentation currency

The special purpose of the financial statements are presented in US dollars convert from Thai Baht which is the Company's functional currency. All financial information presented in US dollars has been rounded in the notes to the financial statements

7

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting policies are under the stipulation of each accounting standard Financial Reporting Standard for Non-Publicly Accountable Entities and follow conceptual framework and key objectives of financial reporting according to this standard.

3.1 Cash and cash equivalents

Cash and cash equivalents include cash on hand, cash at banks and high-liquid short-term investments with an original maturity of three months or less and free from withdrawal restrictions.

3.2 Trade account receivable and other account receivable

Trade account receivable are stated at receiving value less than allowance for doubtful accounts (if any).

The Company provides allowance for doubtful accounts equal to the estimated losses that may be incurred in the collection of all receivables. The estimated losses are based on historical collection experience and a review of the current status of the existing receivables under the management policies.

3.3 Equipments

Equipments is stated at cost less accumulated depreciation and allowance for loss on imparement of assets (if any).

Depreciation is recorded as expenses and calculated by reference to their costs on a straight – line basis over the estimated useful life within 3-5 years

3.4 Revenues

3.4.1 Revenue from services is recognized as percentage of completion at the date of financial statement.

3.4.2 Other income is recognized on accrual basis.

3.5 Expenses

Other expense is recognized on accrual basis.

3.6 Use of Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting priniples require management to make estimates for certain accounting transactions, affecting amounts reported in the financial statements and notes related thereto. Subsequent actual results may differ from estimates.

4. ACCOUNTS RECEIVABLE AND OTHERS RECEIVABLE

	2021	2020
Accounts receivable	128,283.91	177,486.90
Prepaid expenses	0.00	416.87
Others	948.00	2,725.46
Total	129,231.91	180,629.23

8

5. EQUIPMENTS

		Increase - decrease during the year
Descriptions	Balance as at December 31, 2020	Increase and purchase	Disposals and transfer	Balance as at December 31, 2021
Cost
Office equipments	34,630.88	1,244.44	3,646.67	32,228.65
Total	34,630.88	1,244.44	3,646.67	32,228.65
Accumulated depreciation
Office equipments	28,791.93	2,355.42	2,917.02	28,230.33
Total	28,791.93	2,355.42	2,917.02	28,230.33
Equipments - net	5,838.95			3,998.32

6. ACCOUNTS PAYABLE AND OTHERS PAYABLES

	2021	2020
Accrued expenses	1,786.09	2,191.56
Revenue Department Payable	1,113.18	817.54
Suspense Output Tax	8,111.22	11,395.90
Others	223.26	380.69
Total	11,233.75	14,785.69

7. LONG - TERM LOANS

The Company has long-term loans from one of director without interest.

8. RECONCILIATION OF NET LOSS TO U.S GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP)

The Company has concluded there are no material variations to the net losses reported for the years ended December 31, 2021 in order to reconcile to losses that would be reported under US GAAP .

The Company has concluded there are no material variations to the Company’s balance sheets at December 31, 2021 and cash flow statements for the years ended December 31, 2021 to in order to reconcile the statements that would be reported under US GAAP.

9

THOUGHTFUL (THAILAND) CO., LTD.

The Special Purpose of

the Financial Statement

For the year end 31 December 2020

and Auditor report

10

INDEPENDENT AUDITOR'S REPORT

To the Shareholders of THOUGHTFUL (THAILAND) CO., LTD.

Opinion

We have audited the special purpose of the financial statements of THOUGHTFUL (THAILAND) CO., LTD., which comprise the statement of financial position as at December 31, 2020, the statement of income, and statement of changes in equity and cash flow statement for the year ended, and notes to the financial statements, including a summary of significant accounting policies.

In our opinion, the accompanying the special purpose of financial statements present fairly, in all material respects, the financial position of the THOUGHTFUL (THAILAND) CO., LTD., as at December 31, 2020, and its financial performance for the year ended in accordance with Thai Financial Reporting Standards for Non - Publicly Accountable Entities( TFRS for Non - Publicly Accountable Entities : NPAEs ).

Basis for Opinion

We conducted our audit in accordance with Thai Standards on Auditing (''TSAs") and US generally accepted auditing standard. Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Company in accordance with the Federation of Accounting Professions under the Royal Patronage of his Majesty the King's Code of Ethics for Professional Accountants together with the ethical requirements that are relevant to our audit of the financial statements, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Other information

The special purpose of the financial statements have been prepared for the specific purposes of management.

This the special purpose of the financial statements are presented in US dollars convert from Thai Baht which is the Company's functional currency.

Responsibilities of Management for the special purpose of the Financial Statements

Management is responsible for the preparation and fair presentation of the special purpose of the financial statements in accordance with Thai Financial Reporting Standards for Non - Publicly Accountable Entities, and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the special purpose of the financial statements, management is responsible for assessing the Company's ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless management either intends to liquidate the Company or to cease operations, or has no realistic alternative but to do so.

Auditor's Responsibilities for the Audit of the special purpose of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the special purpose of the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with Thai Standards on Auditing will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in theaggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these special purpose of the financial statements.

As part of an audit in accordance with Standards on Auditing, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

•	Identify and assess the risks of material misstatement of the special purpose of the financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by management.
•	Conclude on the appropriateness of management's use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company's ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditor's report to the related disclosures in the financial statements or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditor's report. However, future events or conditions may cause the Company to cease to continue as a gomg concern.
•	Evaluate the overall presentation, structure and content of the fmancial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

We communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

/s/ Benjamas Bunnasitrat

Miss Benjamas Bunnasitrat

Certified Public Accountant (Thailand)

Registration No. 9221

56/138 Theparek road, Bangplee, Samutprakarn.

Date 29 August 2022

We conducted our audit in accordance with Thai Standards on Auditing ("TSAs") and US generally accepted auditing standards. Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Company in accordance with the Federation of Accounting Professions under the Royal Patronage of his Majesty the King's Code of Ethics for Professional Accountants together with the ethical requirements that are relevant to our audit of the financial statements, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

11

THOUGHTFUL (THAILAND) CO., LTD.

STATEMENTS OF FINANCIAL POSITION

AS AT DECEMBER 31, 2020

		2020	2019
Assets	Notes
Cash and cash equivalents		53,130.02	15,420.54
Account receivable and others receivable	4	180,629.23	330,774.51
Total current assets		233,759.25	346,195.05
Non - current assets
Equipment	5	5,838.95	1,398.27
Deposit		8,567.87	8,536.63
Other non - current assets		87,940.12	73,396.45
Total non - current assets		102,346.94	83,331.35
Total assets		336,106.19	429,526.40
Liabilities and Shareholders' equity Current liabilities
Accounts payable and others payables	6	14,785.69	53,889.08
Total current liabilities		14,785.69	53,889.08
Non - current liabilities
Long - term loans	7	515,671.16	413,447.73
Total non - current liabilities		515,671.16	413,447.73
Total liabilities		530,456.85	467,336.81
Shareholders' equity
Share capital		66,210.26	65,938.49
Retained earnings (Deficit)		(260,560.92)	(103,748.90)
Total shareholders' equity		(194,350.66)	(37,810.41)
Total liabilities and shareholders' equity		336,106.19	429,526.40

12

THOUGHTFUL (THAILAND) CO., LTD.

STATEMENTS OF INCOME

FOR THE YEARS ENDED DECEMBER 31, 2020

	2020	2019
Revenue
Revenue from services	558,730.65	542,003.83
Other revenues	1,980.33	3,816.35
Total	560,710.98	545,820.18
Expense
Cost of services	430,451.27	462,497.10
Administrative expenses	283,946.20	358,184.41
Total	714,397.47	820,681.51
Net profit (loss)	(153,686.49)	(274,861.33)

13

THOUGHTFUL (THAILAND) CO., LTD.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2020

	Issued and paid-up share capital	Retained earnings (Deficit)	Total
Balance as at December 31, 2018	65,938.49	171,112.43	237,050.92
Profit for the period	—	(274,861.33)	(274,861.33)
Balance as at December 31, 2019	65,938.49	(103,748.90)	(37,810.41)
Balance as at December 31, 2019	66,210.26	(106,874.43)	(40,664.17)
Profit for the period	—	(153,686.49)	(153,686.49)
Balance as at December 31, 2020	66,210.26	(260,560.92)	(194,350.66)

14

THOUGHTFUL (THAILAND) CO., LTD.

CASH FLOW STATEMENT

FOR THE YEARS ENDED DECEMBER 31, 2020

Cash flows from operating activities	2020
Profit(loss)	(153,686.49)
Adjustments to reconcile Profit(loss) to net cash
Depreciation and amortisation	2,110.27
Operating assets (increase) decrease
Trade and other receivables	150,145.28
Other non-current assets
Operating liabilities increase (decrease)	(14,574.91)
Trade and other payables	(39,103.39)
Net cash from operating activities	(55,109.24)
Cash flows from investing activities
Cash paid for payable for purchase of equipment	—
Net cash used in investing activities	—
Cash flows from financing activities
Increase (decrease) in long-term loan	102,223.43
Net cash used in financing activities	102,223.43
Decrease in translation adjustment	(9,404.71)
Net decrease in cash and cash equivalents	37,709.48
Cash and cash equivalents at beginning of period	15,420.54
Cash and cash equivalents at end of period	53,130.02

15

THOUGHTFUL (THAILAND) CO., LTD.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2020

These notes form an integral part of the financial statement.

1. GENERAL INFORMATION

The Company was registered as a juristic person dated on September 2, 2014. Registration No. 0105557128041. Head office was located on No. 8 Soi Sukhumvit 40, Sukhumvit Rd, Khwaeng Phra Khanong, Khet Khlong Toei, Bangkok.

The principle businesses of the Company is the advertising agency of the digital video and the business of publishing production and promote the video online and support the Thai enterprises in the market both in Thailand and abroad.

2. THE SPECIAL PURPOSE OF THE FINANCIAL STATEMENTS PREPARATION BASIS

2.1 These the special purpose of the financial statements have been presented based on accordance with the notification of the Department of Business Developmendated on September 28, 2011 regarding to the abbreviated items which must be shown in the financial statements B.E. 2554 presentfor the objective of reporting for domestic use and writing in Thai.

The financial statements have been prepared in accordance with the Financial Reporting Standard for Non - Publicly Accountable Entities ( TFRS for Non-Publicly Accountable Entities : NPAEs ), which has been approved in the 20th (1/2554) Meeting of Accounting Professional Governance Committee on March 10, 2011.

Preparation of the special purpose of the financial statements in conformity with Financial Reporting Standard for

Non - Publicly Accountable Entities requires the company to make estimates and assumptions that affect the policies stipulation and reported amounts of revenues,assets, liabilities, and expenses. The estimates and assumptions from the past experiences and other factors affecting operating result and financial position of company as a result of World economic crisis may differ from actual results.

Estimates and assumptions for preparation of the special purpose of financial statements will be continuously reviewed, changes of estimates will recognize in the period which estimate is reviewed if effect only in that period. If the change in estimated effect to the period which estimated is reviewed and in the future, this will recognize in the present and future periods.

2.2 Functional and presentation currency

The special purpose of the financial statements are presented in US dollars convert from Thai Baht which is the Company's functional currency. All financial information presented in US dollars has been rounded in the notes to the financial statements.

16

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting policies are under the stipulation of each accounting standard Financial Reporting Standard for Non-Publicly Accountable Entities and follow conceptual framework and key objectives of financial reporting according to this standard.

3.1 Cash and cash equivalents

Cash and cash equivalents include cash on hand, cash at banks and high-liquid short-term investments with an original maturity of three months or less and free from withdrawal restrictions.

3.2 Trade account receivable and other account receivable

Trade account receivable are stated at receiving value less than allowance for doubtful accounts (if any).

The Company provides allowance for doubtful accounts equal to the estimated losses that may be incurred in the collection of all receivables. The estimated losses are based on historical collection experience and a review of the current status of the existing receivables under the management policies.

3.3 Equipments

Equipments is stated at cost less accumulated depreciation and allowance for loss on imparement of assets (if any).

Depreciation is recorded as expenses and calculated by reference to their costs on a straight – line basis over the estimated useful life within 3-5 years

3.4 Revenues

3.4.1 Revenue from services is recognized as percentage of completion at the date of financial statement.

3.4.2 Other income is recognized on accrual basis.

3.5 Expenses

Other expense is recognized on accrual basis.

3.6 Use of Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting priniples require management to make estimates for certain accounting transactions, affecting amounts reported in the financial statements and notes related thereto. Subsequent actual results may differ from estimates.

4. ACCOUNTS RECEIVABLE AND OTHERS RECEIVABLE

	2020	2019
Accounts receivable	177,486.90	326,749.27
Prepaid expenses	416.87	388.53
Others	2,725.46	3,636.71
Total	180,629.23	330,774.51

17

5. EQUIPMENTS

		Increase - decrease during the year
Descriptions	Balance as at December 31, 2019	Increase and purchase	Disposals and transfer	Balance as at December 31, 2020
Cost
Office equipments	28,079.93	6,550.95	0	34,630.88
Total	28,079.93	6,550.95	0	34,630.88
Accumulated depreciation
Office equipments	26,681.66	2,110.27	0	28,791.93
Total	26,681.66	2,110.27	0	28,791.93
Equipments - net	1,398.27			5,838.95

6. ACCOUNTS PAYABLE AND OTHERS PAYABLES

	2020	2019
Accrued expenses	2,191.56	33,841.00
Revenue Department Payable	817.54	2,096.58
Suspense Output Tax	11,395.90	17,456.96
Others	380.69	494.54
Total	14,785.69	53,889.08

7. LONG - TERM LOANS

The Company has long-term loans from one of director without interest.

8. RECONCILIATION OF NET LOSS TO U.S GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP)

The Company has concluded there are no material variations to the net losses reported for the years ended December 31, 2020 in order to reconcile to losses that would be reported under US GAAP .

The Company has concluded there are no material variations to the Company’s balance sheets at December 31, 2020 and cash flow statements for the years ended December 31, 2020 to in order to reconcile the statements that would be reported under US GAAP.

18

THOUGHTFUL (THAILAND) CO., LTD.

The Special Purpose Of

the Interim Financial Information

For the three months period end

31 March 2022 and 2021

19

REPORT ON REVIEW OF THE SPECIAL PURPOSE OF THE INTERIM FINANCIAL INFORMATION

BY THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders of THOUGHTFUL (THAILAND) CO., LTD.

Opinion

We have reviewed the special purpose of the interim financial statements of THOUGHTFUL (THAILAND) CO., LTD., as at March 31, 2022 and 2021 and the related statements of profit or loss and other comprehensive income, changes in shareholders' equity and cash flows for the three months period then ended, and the condensed notes to the financial statements. The Company's management is responsible for the preparation and fair presentation of this interim financial information in accordance with Thai Accounting Standard No. 34 "Interim Financial Reporting". Our responsibility is to express a conclusion on this interim financial information based on our review.

Scope of Review

We conducted our review in accordance with Thai Standard on Review Engagements 2410 "Review of Interim Financial Information Performed by the Independent Auditor of the Entity''. A review of the special purpose of the interim financial information consists of making inquiries, primarily of persons responsible for financial and accounting matters, and applying analytical and other review procedures. A review is substantially less in scope than an audit conducted in accordance with Thai Standards on Auditing and consequently does not enable us to obtain assurance that we would become aware of all significant matters that might be identified in an audit. Accordingly, we do not express an audit opinion.

Conclusion

Based on our review, nothing has come to our attention that causes us to believe that the aforementioned interim financial information has not been prepared, in all material respects, in accordance with Thai Accounting Standard No. 34 "Interim Financial Reporting".

/s/ Benjamas Bunnasitrat

Miss Benjamas Bunnasitrat

Certified Public Accountant (Thailand)

Registration No. 9221

56/138, Theparek road, Bangplee, Samutprakam.

Date 30 August 2022

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THOUGHTFUL (THAILAND) CO., LTD.

STATEMENTS OF FINANCIAL POSITION

AS AT MARCH 31, 2022 AND DECEMBER 31, 2021

		31 March 2022 (Unaudited)	31 December 2021 (Audited)
Assets	Notes
Current assets
Cash and cash equivalents		24,985.28	14,672.11
Account receivable and others receivable	4	131,795.40	129,231.91
Total current assets		156,780.68	143,904.02
Non - current assets
Equipment	5	3,441.50	3,998.32
Deposit		3,147.32	3,137.13
Other non - current assets		87,730.03	84,804.13
Total non - current assets		94,318.85	91,939.58
Total assets		251,099.53	235,843.60
Current liabilities
Accounts payable and others payables		11,003.55	11,233.75
Total current liabilities		11,003.55	11,233.75
Non - current liabilities
Long - term loans	6	553,917.48	485,482.32
Total non - current liabilities		553,917.48	485,482.32
Total liabilities		564,921.03	496,716.07
Shareholders' equity
Share capital		59,781.26	59,536.39
Retained earnings (Deficit)		(373,602.76)	(320,408.86)
Total shareholders' equity		(313,821.50)	(260,872.47)
Total liabilities and shareholders' equity		251,099.53	235,843.60

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THOUGHTFUL (THAILAND) CO., LTD.

STATEMENTS OF INCOME

FOR THE THREE-MONTH PERIOD ENDED MARCH 31, 2022 AND 2021

	2022	2021
Revenue
Revenue from services	104,501.78	63,497.28
Other revenues	—	140.80
Total	104,501.78	63,638.08
Expense
Cost of services	125,775.38	34,098.15
Administrative expenses	30,024.34	56,654.66
Total	155,799.72	90,752.81
Net profit (loss)	(51,297.94)	(27,114.73)

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THOUGHTFUL (THAILAND) CO., LTD.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

FOR THE THREE-MONTH PERIOD ENDED MARCH 31, 2022 AND 2021

	Issued and paid-up share capital	Retained earnings (Deficit)	Total
Balance as at January 1, 2021	63,481.58	(251,285.59)	(187,804.01)
Profit for the period	—	(27,114.73)	(27,114.73)
Balance as at March 31, 2021	63,481.58	(278,400.32)	(214,918.74)
Balance as at January 1, 2022	59,536.39	(322,304.82)	(262,768.43)
Profit for the period	—	(51,297.94)	(51,297.94)
Balance as at March 31, 2022	59,536.39	(373,602.76)	(314,066.37)

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THOUGHTFUL (THAILAND) CO., LTD.

CASH FLOW STATEMENT

FOR THE THREE-MONTH PERIOD ENDED MARCH 31, 2022 AND 2021

Cash flows from operating activities	2022
Profit(loss)	(51,297.94)
Adjustments to reconcile Profit(loss) to net cash
Depreciation and amortisation	535.11
Operating assets (increase) decrease
Trade and other receivables	(2,563.49)
Other non-current assets
Operating liabilities increase (decrease)	(2,936.09)
Trade and other payables	(230.20)
Net cash from operating activities	(56,492.61)
Cash flows from investing activities
Cash paid for payable for purchase of equipment	—
Net cash used in investing activities	—
Cash flows from financing activities
Increase (decrease) in long-term loan	68,435.16
Net cash used in financing activities	68,435.16
Decrease in translation adjustment	(1,629.38)
Net decrease in cash and cash equivalents	10,313.17
Cash and cash equivalents at beginning of period	14,672.11
Cash and cash equivalents at end of period	24,985.28

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THOUGHTFUL (THAILAND) CO., LTD.

NOTES TO THE FINANCIAL STATEMENTS

FOR THE THREE-MONTH PERIOD ENDED MARCH 31, 2022 AND 2021

These notes form an integral part of the financial statement.

1. GENERAL INFORMATION

The Company was registered as a juristic person dated on September 2, 2014. Registration No. 0105557128041. Head office was located on No. 8 Soi Sukhumvit 40, Sukhumvit Rd, Khwaeng Phra Khanong, Khet Khlong Toei, Bangkok.

The principle businesses of the Company is the advertising agency of the digital video and the business of publishing production and promote the video online and support the Thai enterprises in the market both in Thailand and abroad.

2. BASIS FOR PREPARATION OF THE SPECIAL PURPOSE OF THE INTERIM FINANCIAL STATEMENTS

2.1 Statement of compliance

The special purpose of the interim financial statements are prepared in US dollars convert from Thai Baht and compliance with Thai Accounting Standard (“TAS”) No. 34 “Interim Financial Reporting” and accounting practices generally accepted in Thailand and the Notification of the Department of Business Development regarding “The Brief Particulars in the Financial Statement (No.3) B.E. 2562” dated December 26, 2019.

The statement of financial position as at December 31, 2021, presented herein for comparison, has been derived from the financial statements of the Company for the year then ended which had been previously audited.

The unaudited results of operations presented in the three-month period ended March 31, 2022 and 2021 are not necessarily indicative of the operating results anticipated for the full year.

2.2 Functional and presentation currency

The interim financial statements are presented in US dollars convert from Thai Baht which is the Company's functional currency. All financial information presented in US dollars has been rounded in the notes to the financial statements.

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3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Accounting policies are under the stipulation of each accounting standard Financial Reporting Standard for Non-Publicly Accountable Entities and follow conceptual framework and key objectives of financial reporting according to this standard.

3.1 Cash and cash equivalents

Cash and cash equivalents include cash on hand, cash at banks and high-liquid short-term investments with an original maturity of three months or less and free from withdrawal restrictions.

3.2 Trade account receivable and other account receivable

Trade account receivable are stated at receiving value less than allowance for doubtful accounts (if any).

The Company provides allowance for doubtful accounts equal to the estimated losses that may be incurred in the collection of all receivables. The estimated losses are based on historical collection experience and a review of the current status of the existing receivables under the management policies.

3.3 Equipments

Equipments is stated at cost less accumulated depreciation and allowance for loss on imparement of assets (if any).

Depreciation is recorded as expenses and calculated by reference to their costs on a straight – line basis over the estimated useful life within 3-5 years

3.4 Revenues

3.4.1 Revenue from services is recognized as percentage of completion at the date of financial statement.

3.4.2 Other income is recognized on accrual basis.

3.5 Expenses

Other expense is recognized on accrual basis.

3.6 Use of Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting priniples require management to make estimates for certain accounting transactions, affecting amounts reported in the financial statements and notes related thereto. Subsequent actual results may differ from estimates.

4. ACCOUNTS RECEIVABLE AND OTHERS RECEIVABLE

	March 31, 2022 (Unaudited)	December 31, 2021 (Audited)
Accounts receivable	129,787.94	128,283.91
Others	2,007.46	948.00
Total	131,795.40	129,231.91

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5. EQUIPMENTS

		Increase - decrease during the year
Descriptions	Balance as at December 31, 2021	Increase and purchase	Disposals and transfer	Balance as at March 31, 2022
Cost
Office equipments	32,228.65	0	0	32,228.65
Total	32,228.65	0	0	32,228.65
Accumulated depreciation
Office equipments	28,230.33	661.46	0	28,891.79
Total	28,230.33	661.46	0	28,891.79
Equipments - net	3,998.32			3,336.86

6. ACCOUNTS PAYABLE AND OTHERS PAYABLES

	March 31, 2022 (Unaudited)	December 31, 2021 (Audited)
Accrued expenses	1,793.44	1,786.09
Revenue Department Payable	815.72	1,113.18
Suspense Output Tax	8,215.05	8,111.22
Others	179.34	223.26
Total	11,003.55	11,233.75

7. LONG - TERM LOANS

The Company has long-term loans from one of director without interest.

8. RECONCILIATION OF NET LOSS TO U.S GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP)

The Company has concluded there are no material variations to the net losses reported for the three months ended March 31, 2022 and 2021 in order to reconcile to losses that would be reported under US GAAP.

The Company has concluded there are no material variations to the Company’s balance sheets at March 31, 2022 and December 31, 2021 and cash flow statements for the three months ended March 31, 2022 and 2021 in order to reconcile the statements that would be reported under US GAAP.

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